UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 22, 2021

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW, Suite 775 North, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

On June 22, 2021, Easterly Government Properties, Inc. (the “Company”) and its operating partnership, Easterly Government Properties LP, entered into separate equity distribution agreements (collectively, the “equity distribution agreements”), with each of Citigroup Global Markets Inc., BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., CIBC World Markets Corp., Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (and, in certain cases, certain of their respective affiliates) relating to the offer and sale of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $300,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents for it or as principals, individually, as a “Sales Agent” and, collectively, as the “Sales Agents,” and when acting in their capacity as agents for Forward Purchasers (as defined below), individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.”

Sales of the Shares may be made in privately negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange, on any other existing trading market for the Company’s Common Stock or to or through a market maker, or otherwise or as may be agreed between us and the applicable Sales Agent.

The equity distribution agreements contemplate that, in addition to the issuance and sale of the Shares by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also enter into one or more forward transactions (each, a “forward sale transaction” and, collectively, the “forward sale transactions”) under separate master forward confirmations (collectively, the “master forward confirmations”) and related supplemental confirmations, with each of Citigroup Global Markets Limited, Bank of Montreal, Canadian Imperial Bank of Commerce, Jefferies LLC, Raymond James & Associates, Inc., Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association.  The Company refers to these entities, when acting in their capacity as purchasers under any forward sale transactions, individually, as a “Forward Purchaser” and, collectively, as the “Forward Purchasers.”  If the Company enters into a forward sale transaction with any Forward Purchaser, it expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of the Company’s Common Stock underlying such forward sale transaction in order to hedge such Forward Purchaser’s exposure under such forward sale transaction.

The Company will not initially receive any proceeds from any sale of shares of its Common Stock borrowed by a Forward Seller (or affiliate thereof) and sold through a Forward Seller.  The Company expects to fully physically settle each forward sale transaction, if any, on one or more dates specified by the Company on or prior to the maturity date of such forward sale transaction, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares underlying such forward sale transaction multiplied by the relevant forward sale price per share.  However, subject to certain exceptions, the Company may also elect, in its sole discretion, to cash settle or net share settle all or any portion of its obligations under any forward sale transaction. If the Company elects to cash settle any forward sale transaction, it may not receive any proceeds and may owe cash to the applicable Forward Purchaser. If the Company elects to net share settle any forward sale transaction, it will not receive any proceeds and may owe shares of its Common Stock to the applicable Forward Purchaser.

Each Sales Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Sales Agent under the applicable equity distribution agreement.  In connection with any forward sale transaction, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward sale price under the related forward sale transaction, at a mutually agreed rate not exceeding 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of the Company’s Common Stock sold by it as a Forward Seller during the applicable forward hedge selling period (subject to certain adjustments).

The Company may also sell some or all of the Shares to a Sales Agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-253480), which became effective upon filing with the Securities and Exchange Commission on February 25, 2021, and a prospectus supplement dated June 22, 2021 (the “Prospectus Supplement”), as the same may be amended or supplemented.

The Company previously entered into separate equity distribution agreements, each dated as of December 20, 2019 (the “prior equity distribution agreements”), with certain of the Sales Agents and may continue to offer shares of its Common Stock having an aggregate offering price of up to $300,000,000 under the prior equity distribution agreements by means of a prospectus supplement, dated February 25, 2021 (the “prior prospectus supplement”). The prior equity distribution agreements also contemplate the sale of the Company’s Common Stock in connection with the Company’s entry into separate forward transactions. The filing of the Prospectus Supplement does not terminate the prior equity distribution agreements and sales of unsold shares, if any, may be made pursuant to the prior prospectus supplement and in accordance with the terms of the prior equity distribution agreements.

The foregoing description of the equity distribution agreements and the master forward confirmations and related supplemental confirmations does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report on Form 8-K.

In connection with the filing of the Prospectus Supplement, the Company is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement
1.2	Form of Master Forward Confirmation
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 hereto and incorporated herein by reference)
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: June 23, 2021